LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated April 30, 2014

The changes described below are effective December 31, 2014.

All Portfolios

The following supplements "Principal Investment Strategies and Principal Investment Risks – Principal Investment Strategies" (for each Portfolio) in the Prospectus:

The Portfolio may invest in common stock of exchange-traded open-end management investment companies ("ETFs") and similar products, which generally pursue a passive index-based strategy.

The following supplements "Principal Investment Strategies and Principal Investment Risks – Principal Investment Risks" in the Prospectus:

ETF Risk.  Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly.  The shares of an ETF may trade at prices at, below or above their most recent NAV.  In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index.  A Portfolio's investments in ETFs are subject to the risks of such ETF's investments, as well as to the general risks of investing in ETFs.  Portfolio shares will bear not only the Portfolio's management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests.  A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.  Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs, and a Portfolio's reliance on an order is conditioned on compliance with certain terms and conditions of the order, including that the Portfolio enter into a purchasing fund agreement with the ETF regarding the terms of the investment.  If an exemptive order has not been received and an exemption is not available under the 1940 Act, a Portfolio will be limited in the amount it can invest in ETFs that are registered investment companies to:  (1) 3% or less of an ETF's voting shares, (2) an ETF's shares in value equal to or less than 5% of the Portfolio's assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Portfolio's total assets.

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Lazard Retirement Emerging Markets Equity Portfolio

The following replaces "Summary Section – Management – Portfolio Manager/Analysts" in the Prospectus:

James M. Donald, portfolio manager/analyst on the Investment Manager's Emerging Markets Equity team, has been with the Portfolio since November 2001.

Rohit Chopra, portfolio manager/analyst on the Investment Manager's Emerging Markets Equity team, has been with the Portfolio since May 2007.

Monika Shrestha, portfolio manager/analyst on the Investment Manager's Emerging Markets Equity team, has been with the Portfolio since December 2014.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager's Global Equity and International Equity teams, has been with the Portfolio since November 1997.

The following replaces any contrary information in "Fund Management – Portfolio Management" in the Prospectus:

Retirement Emerging Markets Equity Portfolio – James M. Donald (since November 2001), Rohit Chopra (since May 2007), Monika Shrestha (since December 2014) and John R. Reinsberg## (since November 1997)

The following is added to "Fund Management – Biographical Information of Principal Portfolio Managers" in the Prospectus:

Monika Shrestha, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Emerging Markets Equity team, responsible for research coverage of companies in the financials sector.  Prior to joining the Investment Manager in 2003, Ms. Shrestha was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney.  Ms. Shrestha began working in the investment field in 1997.

December 19, 2014